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                                                                 EXHIBIT 23.1A

                  CONSENT OF INDEPENDENT CERTIFIED ACCOUNTANT

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-76257) pertaining to the 1998 Stock Option and Incentive Plan of IFX Corporation of our report dated September 24, 1999, with respect to the consolidated financial statements of IFX Corporation included in the Annual Report (Form 10-K) for the year ended June 30, 1999.


Miami, Florida
September 28, 1999


                                                /S/ ERNST & YOUNG LLP